UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811–07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292–1000

Date of fiscal year end:	November 30, 2019

Date of reporting period:	December 1, 2018 — May 31, 2019

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

IMPORTANT NOTICE: Beginning on January 1, 2021, reports like this one will no longer automatically be sent by mail. See inside for more information.

Putnam
INVESTMENTS

Putnam Intermediate-Term Municipal Income Fund

Semiannual report
5 | 31 | 19

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PIMEX

Putnam
Intermediate-Term
Municipal Income Fund

Semiannual report
5 | 31 | 19

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on January 1, 2021, reports like this one will no longer be sent by mail unless you specifically request it. Instead, they will be on Putnam’s website, and you will be notified by mail whenever a new one is available, and provided with a website link to access the report.

If you wish to stop receiving paper reports sooner, or if you wish to continue to receive paper reports free of charge after January 1, 2021, please see the back cover or insert for instructions. If you invest through a bank or broker, your choice will apply to all funds held in your account. If you invest directly with Putnam, your choice will apply to all Putnam funds in your account.

If you already receive these reports electronically, no action is required.

Message from the Trustees

July 10, 2019

Dear Fellow Shareholder:

If there is any lesson to be learned from constantly changing financial markets, it is the importance of positioning your investment portfolio for your long-term goals. We believe that one strategy is to diversify across different asset classes and investment approaches.

We also believe your mutual fund investment offers a number of advantages, including constant monitoring by experienced investment professionals who maintain a long-term perspective. Putnam’s portfolio managers and analysts take a research-intensive approach that includes risk management strategies designed to serve you through changing conditions.

Another key strategy, in our view, is seeking the counsel of a financial advisor. For over 80 years, Putnam has recognized the importance of professional investment advice. Your financial advisor can help in many ways, including defining and planning for goals such as retirement, evaluating the level of risk appropriate for you, and reviewing your investments on a regular basis and making adjustments as necessary.

As always, your fund’s Board of Trustees remains committed to protecting the interests of Putnam shareholders like you, and we thank you for investing with Putnam.

Municipal bonds finance important public projects, such as schools, roads, and hospitals. The bonds are backed by the issuing city, town, or other government entity or by revenues collected from usage fees. However, unlike Treasuries and corporate bonds, the interest paid on municipal bonds is generally free from federal income taxes.

Putnam Intermediate-Term Municipal Income Fund offers an additional advantage — the flexibility to invest in municipal bonds issued by any state or local government in the country. The fund invests mainly in investment-grade bonds and normally maintains an average dollar-weighted maturity of between three and ten years. Because an issuer’s fiscal health can affect the prices of its bonds, this flexibility is a distinct advantage.

2 Intermediate-Term Municipal Income Fund

Source: Putnam, as of 5/31/19. Past performance is no guarantee of future results. Yields for U.S. Treasuries, investment-grade corporates, and municipal bonds are represented by the average “yield to worst” — a calculation of the lowest possible yield generated without defaulting — of the Bloomberg Barclays U.S. Treasury Index, an unmanaged index of U.S. dollar-denominated, fixed-rate, nominal debt issued by the U.S. Treasury; the Bloomberg Barclays U.S. Credit Index, an unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, taxable corporate and government related bonds; and the Bloomberg Barclays Municipal Bond Index, an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds, respectively. You cannot invest directly in an index. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Income from municipal bonds may be subject to the alternative minimum tax. Taxable equivalent yield and annual after-tax income are based on a 40.80% federal income tax rate. This rate reflects the Tax Cuts and Jobs Act of 2017 and includes the 3.80% Medicare surtax.

Source: Moody’s Investor Services, U.S. Municipal Bond Defaults and Recoveries, 1970–2017 (July 2018). Most recent data available.

Intermediate-Term Municipal Income Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See below and pages 9–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 5/31/19. See above and pages 9–11 for additional fund performance information. Index descriptions can be found on pages 14–15.

4 Intermediate-Term Municipal Income Fund

Garrett has an M.S. in Investment Management from Boston University and a B.S. in International Business Administration from Southern New Hampshire University. He joined Putnam in 2016 and has been in the investment industry since 2006.

Paul M. Drury, CFA, is also a Portfolio Manager of the fund.

Garrett, how was the market for intermediate-term municipal bonds during the reporting period?

Intermediate-term municipal bonds enjoyed solid performance, returning more than 5.50% for the six-month period and outperforming U.S. Treasuries. The Federal Reserve announced only one interest-rate increase on December 19, 2018, and its message became increasingly dovish as the period progressed. We attribute the Fed’s pivot to softening U.S. economic data, increased geopolitical tensions, and volatility in high-risk assets during the fourth quarter of 2018. Investors were generally delighted by the Fed’s dovish stance on rates, and benchmark U.S. fixed-income market indices rallied.

Supply and demand dynamics helped to support municipal bond prices as well. The Fed’s pivot increased the appeal of longer-duration fixed-income assets. [Duration is a measure of the portfolio’s sensitivity to interest rates.] As a result, municipal bonds saw record inflows year to date through May 31, 2019, as investors sought their tax-free income and perceived lower-volatility attributes. On the other hand, supply has underwhelmed on a year-to-date basis and was running just 1%

Intermediate-Term Municipal Income Fund 5

Allocations are shown as a percentage of the fund’s net assets as of 5/31/19. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Credit qualities are shown as a percentage of the fund’s net assets as of 5/31/19. A bond rated BBB or higher (SP-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings may vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

6 Intermediate-Term Municipal Income Fund

higher than the relatively low pace during the same period in 2018. The combination of record demand and relatively low supply helped to push municipal valuations to multi-year highs by the end of the period.

With investors positioning for a period of easing monetary policy, the municipal bond curve flattened during the period. The flattening was the result of increased demand for longer-maturity bonds, which pushed their prices higher and yields lower. Consequently, intermediate- and long-term municipals outperformed intermediate- and long-term Treasuries, as well as short-term municipals. From a credit-quality perspective, lower investment-grade municipals outperformed higher-quality and lower-quality, high-yield municipals for the period.

How did the fund perform during the reporting period?

For the six months ended May 31, 2019, the fund underperformed the Bloomberg Barclays 7-Year Municipal Bond Index [the benchmark] and the average return of its Lipper peer group, Intermediate Municipal Debt Funds. After their strong performance during the first half of the period, we trimmed our exposure in longer-maturity holdings and reduced the portfolio’s overall interest-rate risk. The market continued to rally through the end of the period, and the fund lagged its benchmark and Lipper peers as a result.

How did the changing rate environment affect your strategy?

The flattening of the municipal yield curve and what we viewed as rich valuations made us a little more cautious in our outlook. Given the changing landscape, we moved the fund to a more defensive position in the final weeks of the period by reducing our yield curve and duration exposure. That said, demand remained supportive of the asset class at period-end. This was reflected by tight credit spreads, which are the yield advantage lower-quality municipal bonds offer over high-quality municipal bonds. With municipal credit fundamentals stable, credit spreads remained at or near post-2008-crisis lows — contributing to the relative outperformance of lower-investment-grade municipal bonds during the period.

Against this backdrop, the fund held an overweight position in longer-intermediate-term municipal bonds relative to the benchmark, which was positive for performance results. However, given the rally and sharp decline in intermediate yields, we pared back this overweight exposure and invested the proceeds in the shorter end of the yield curve, where we saw better value. That said, while the fund still retained its barbell structure with an overweight position in longer intermediate maturities and an underweight position in shorter intermediate holdings, that positioning was less pronounced than it was at the start of the period.

The fund still holds an overweight position in lower investment-grade bonds relative to higher-quality bonds relative to its Lipper peer group. We continue to prefer essential service revenue bonds over local general obligation bonds [GOs], which rely on the taxing power of state and local governments. From a sector-positioning perspective, we favored prepaid gas, continuing-care retirement community, and state-backed bonds relative to the fund’s Lipper peer group. Finally, we reduced duration risk toward the end of the period. On May 31, 2019, the fund had an average maturity of 7.33 years, which was relatively in line with its Lipper peer group.

Geographically, the fund held an overweight position in Illinois GOs relative to its benchmark, which helped results. We believe that the state’s financial profile continues to stabilize, and this

Intermediate-Term Municipal Income Fund 7

is not currently reflected by market spreads. As such, the Illinois GO holdings looked attractive from a fundamental and relative value standpoint, in our view.

In February 2019, Puerto Rico reached an important milestone in its planned financial recovery. Federal bankruptcy Judge Laura Taylor Swain formally approved a major debt restructuring plan for Puerto Rico’s sales tax bonds known as “COFINA.” The restructured bonds were downsized — to about $12 billion — into one new single lien security. The ruling brings clarity, and the bond restructuring is a positive step in helping resolve Puerto Rico’s debt crisis, we believe. However, we remain cautious due to the Commonwealth’s uncertain economic recovery and a perceived lack of institutional credibility across Puerto Rico’s government. The fund remained underweight in its exposure to Puerto Rico’s municipal bonds during the period compared with its Lipper peer group.

What is your outlook for interest rates and the municipal bond market for the balance of 2019?

Given the prevailing crosscurrents at period-end, we believe the Fed will cut its benchmark federal funds rate twice during the second half of 2019 and possibly again in early 2020 if market conditions warrant it. The markets are pricing in even more accommodation over this time period. Historically, when the market anticipates interest-rate reductions, the Fed has followed through. We believe the Fed will ease but not necessarily proactively. In our view, the central bank will interpret continued softening in U.S. growth as further proof that lower inflation is not transitory. Should the Fed choose not to act, we believe increased volatility in higher-risk assets could push them to cut rates.

Municipal fundamentals remain very positive, contributing to a relatively healthy municipal bond market, in our view. Tax receipts continue to surprise to the upside in many of the states that have seen more news coverage as they address pension funding challenges.

We believe a minor headwind for the asset class in the months ahead is rich valuations after a six-month rally in the municipal bond market. At period-end, municipal bond yields dropped to near-record lows, and ratios to U.S. Treasuries remained tight. The rich valuations, for the time being, are being supported by strong investor demand. We’ll continue to monitor the municipal bond market on a daily basis to uncover opportunities that surface amid supply and/or demand imbalances.

Thank you, Garrett, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

8 Intermediate-Term Municipal Income Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended May 31, 2019, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R6 and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 5/31/19

	Life of	Annual		Annual		Annual
	fund	average	5 years	average	3 years	average	1 year	6 months
Class A (3/18/13)
Before sales charge	14.64%	2.23%	12.46%	2.38%	6.98%	2.27%	5.02%	4.85%
After sales charge	10.06	1.56	7.96	1.54	2.70	0.89	0.82	0.66
Class B (3/18/13)
Before CDSC	10.51	1.62	9.16	1.77	5.09	1.67	4.41	4.55
After CDSC	10.51	1.62	7.16	1.39	2.09	0.69	–0.59	–0.45
Class C (3/18/13)
Before CDSC	9.50	1.47	8.35	1.62	4.63	1.52	4.25	4.48
After CDSC	9.50	1.47	8.35	1.62	4.63	1.52	3.25	3.48
Class M (3/18/13)
Before sales charge	12.97	1.99	11.14	2.13	6.25	2.04	4.81	4.75
After sales charge	9.30	1.44	7.53	1.46	2.79	0.92	1.40	1.34
Class R6 (5/22/18)
Net asset value	16.46	2.49	13.91	2.64	7.82	2.54	5.33	5.02
Class Y (3/18/13)
Net asset value	16.45	2.49	13.90	2.64	7.80	2.54	5.30	4.99

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R6 and Y shares have no initial sales charge or CDSC. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Intermediate-Term Municipal Income Fund 9

Comparative index returns For periods ended 5/31/19

	Life of	Annual		Annual		Annual
	fund	average	5 years	average	3 years	average	1 year	6 months
Bloomberg Barclays 7-Year
Municipal Bond Index	19.35%	2.89%	15.83%	2.98%	7.96%	2.59%	6.49%	5.51%
Lipper Intermediate
Municipal Debt Funds	16.09	2.42	13.60	2.57	6.80	2.21	5.20	4.99
category average*

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the six-month, 1-year, 3-year, 5-year, and life-of-fund periods ended 5/31/19, there were 215, 205, 181, 171, and 159 funds, respectively, in this Lipper category.

Fund price and distribution information For the 6-month period ended 5/31/19

Distributions	Class A		Class B	Class C	Class M		Class R6	Class Y
Number	6		6	6	6		6	6
Income[1]	$0.098760		$0.069129	$0.061457	$0.088116		$0.114666	$0.112236
Capital gains[2]	—		—	—	—		—	—
Total	$0.098760		$0.069129	$0.061457	$0.088116		$0.114666	$0.112236
	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value
11/30/18	$10.11	$10.53	$10.11	$10.11	$10.11	$10.45	$10.11	$10.11
5/31/19	10.50	10.94	10.50	10.50	10.50	10.85	10.50	10.50
	Before	After	Net	Net	Before	After	Net	Net
Current rate	sales	sales	asset	asset	sales	sales	asset	asset
(end of period)	charge	charge	value	value	charge	charge	value	value
Current dividend rate[3]	1.66%	1.59%	1.10%	0.96%	1.46%	1.41%	1.95%	1.89%
Taxable equivalent[4]	2.80	2.69	1.86	1.62	2.47	2.38	3.29	3.19
Current 30-day
SEC yield (with
expense limitation)[5,6]	N/A	1.33	0.79	0.64	N/A	1.09	1.70	1.63
Taxable equivalent[4]	N/A	2.25	1.33	1.08	N/A	1.84	2.87	2.75
Current 30-day
SEC yield (without
expense limitation)[6]	N/A	–0.11	–0.71	–0.85	N/A	–0.37	0.19	0.13

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

4 Assumes maximum 40.80% federal and state combined tax rate for 2019. Results for investors subject to lower tax rates would not be as advantageous.

5 For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

6 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

10 Intermediate-Term Municipal Income Fund

Fund performance as of most recent calendar quarter Total return for periods ended 6/30/19

	Life of	Annual		Annual		Annual
	Fund	average	5 years	average	3 years	average	1 year	6 months
Class A (3/18/13)
Before sales charge	15.12%	2.27%	12.91%	2.46%	6.08%	1.99%	5.40%	4.27%
After sales charge	10.52	1.60	8.40	1.63	1.84	0.61	1.18	0.10
Class B (3/18/13)
Before CDSC	10.92	1.66	9.60	1.85	4.21	1.39	4.79	3.97
After CDSC	10.92	1.66	7.60	1.48	1.21	0.40	-0.21	–1.03
Class C (3/18/13)
Before CDSC	9.90	1.51	8.79	1.70	3.75	1.24	4.64	3.90
After CDSC	9.90	1.51	8.79	1.70	3.75	1.24	3.64	2.90
Class M (3/18/13)
Before sales charge	13.42	2.03	11.59	2.22	5.36	1.76	5.19	4.16
After sales charge	9.74	1.49	7.97	1.54	1.94	0.64	1.77	0.78
Class R6 (5/22/18)
Net asset value	16.97	2.53	14.37	2.72	6.92	2.25	5.71	4.43
Class Y (3/18/13)
Net asset value	16.84	2.51	14.25	2.70	6.80	2.22	5.58	4.31

See the discussion following the fund performance table on page 9 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R6	Class Y
Net expenses for the fiscal year
ended 11/30/18*	0.86%	1.46%	1.61%	1.11%	0.57%†	0.61%
Total annual operating expenses for the
fiscal year ended 11/30/18	1.87%	2.47%	2.62%	2.12%	1.58%†	1.62%
Annualized expense ratio for the
six-month period ended 5/31/19	0.89%	1.49%	1.64%	1.14%	0.57%	0.64%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit certain fund expenses through 3/30/20.

† Other expenses for class R6 shares have been annualized.

Intermediate-Term Municipal Income Fund 11

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 12/1/18 to 5/31/19. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R6	Class Y
Expenses paid per $1,000*†	$4.55	$7.60	$8.36	$5.82	$2.91	$3.27
Ending value (after expenses)	$1,048.50	$1,045.50	$1,044.80	$1,047.50	$1,050.20	$1,049.90

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/19. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 5/31/19, use the following calculation method. To find the value of your investment on 12/1/18, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R6	Class Y
Expenses paid per $1,000*†	$4.48	$7.49	$8.25	$5.74	$2.87	$3.23
Ending value (after expenses)	$1,020.49	$1,017.50	$1,016.75	$1,019.25	$1,022.09	$1,021.74

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/19. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

12 Intermediate-Term Municipal Income Fund

Consider these risks before investing

The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political or financial market conditions, investor sentiment and market perceptions, government actions, geopolitical events or changes, and factors related to a specific issuer, geography, industry or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Tax-exempt bonds may be issued under the Internal Revenue Code only by limited types of issuers for limited types of projects. As a result, the fund’s investments may be focused in certain market segments and be more vulnerable to fluctuations in the values of the securities it holds than a more broadly invested fund. Interest the fund receives may be taxable. Capital gains, if any, are taxed at the federal and, in most cases, state levels. For some investors, investment income may be subject to the federal alternative minimum tax. You can lose money by investing in the fund.

Intermediate-Term Municipal Income Fund 13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays 7-Year Municipal Bond Index measures the performance of investment-grade issues with remaining maturities of seven to eight years.

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

14 Intermediate-Term Municipal Income Fund

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2018, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of May 31, 2019, Putnam employees had approximately $488,000,000 and the Trustees had approximately $69,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Intermediate-Term Municipal Income Fund 15

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

16 Intermediate-Term Municipal Income Fund

The fund’s portfolio 5/31/19 (Unaudited)

Key to holding’s abbreviations

AMBAC AMBAC Indemnity Corporation	PSFG Permanent School Fund Guaranteed
COP Certificates of Participation	U.S. Govt. Coll. U.S. Government Collateralized
FGIC Financial Guaranty Insurance Company	VRDN Variable Rate Demand Notes, which are floating-
FRN Floating Rate Notes: the rate shown is the current	rate securities with long-term maturities that carry
interest rate or yield at the close of the reporting period.	coupons that reset and are payable upon demand
Rates may be subject to a cap or floor. For certain	either daily, weekly or monthly. The rate shown is the
securities, the rate may represent a fixed rate currently	current interest rate at the close of the reporting
in place at the close of the reporting period.	period. Rates are set by remarketing agents and may
G.O. Bonds General Obligation Bonds	take into consideration market supply and demand,
NATL National Public Finance Guarantee Corp.	credit quality and the current SIFMA Municipal Swap
Index rate, which was 1.42% as of the close of the
reporting period.

MUNICIPAL BONDS AND NOTES (99.7%)*	Rating**	Principal amount	Value
Alabama (2.2%)
Black Belt Energy Gas Dist. Mandatory Put Bonds
(12/1/23), Ser. A, 4.00%, 12/1/48	A3	$100,000	$107,737
Jefferson, Cnty. Rev. Bonds, (Warrants),
5.00%, 9/15/29	AA	100,000	121,091
			228,828
Arizona (2.0%)
AZ State Indl. Dev. Auth. Ed. 144A Rev. Bonds,
(BASIS Schools, Inc.), Ser. A, 4.00%, 7/1/21	BB	35,000	35,684
AZ State Lottery Rev. Bonds, 5.00%, 7/1/25 ###	AA+	150,000	177,216
			212,900
California (11.5%)
CA Hlth. Fac. Fin. Auth. Rev. Bonds, (Adventist Hlth.
Syst./West), Ser. A, 4.00%, 3/1/33	A	110,000	116,075
CA State Poll. Control Fin. Auth. Solid Waste Disp.
Mandatory Put Bonds (6/3/24), (Waste Mgt., Inc.),
Ser. C, 3.25%, 12/1/27	A–	150,000	157,977
CA Statewide Cmnty. Dev. Auth. Rev. Bonds,
(Viamonte Senior Living 1, Inc.), Ser. B,
3.00%, 7/1/25	AA–	200,000	203,948
Gilroy, Unified School Dist. G.O. Bonds,
2.48%, 8/1/19	Aa3	200,000	200,018
Los Angeles, Dept. of Arpt. Rev. Bonds, Ser. C,
5.00%, 5/15/38	Aa3	300,000	359,136
San Mateo, Union High School Dist. COP, (Phase I),
Ser. B, AMBAC, U.S. Govt. Coll., stepped-coupon
zero % (5.00%, 12/15/19), 12/15/43 (Prerefunded
12/15/24) ††	AAA/P	160,000	183,920
			1,221,074
Colorado (3.8%)
CO State Hlth. Fac. Auth. Rev. Bonds, (Evangelical
Lutheran Good Samaritan Society Oblig. Group
(The)), 5.00%, 12/1/22	BBB+	75,000	81,640
E-470 CO Pub. Hwy. Auth. FRN Mandatory Put Bonds
(9/1/21), (Sr. Libor Index), Ser. B, 2.678%, 9/1/39	A2	100,000	100,829

Intermediate-Term Municipal Income Fund 17

MUNICIPAL BONDS AND NOTES (99.7%)* cont.	Rating**	Principal amount	Value
Colorado cont.
High Plains Co. Metro. Dist. G.O. Bonds, NATL,
5.00%, 12/1/29	Baa2	$100,000	$120,708
Southlands, Metro. Dist. No. 1 G.O. Bonds, Ser. A-1,
3.50%, 12/1/27	Ba1	100,000	101,478
			404,655
Florida (4.9%)
Broward Cnty., Arpt. Syst. Rev. Bonds, Ser. A,
5.00%, 10/1/25	A1	100,000	119,091
FL State, Tpk. Auth. Rev. Bonds, (Build
America Bonds), U.S. Govt. Coll., 6.14%, 7/1/25
(Prerefunded 7/1/19)	Aa2	300,000	300,804
Martin Cnty., Rev. Bonds, (Indiantown
Cogeneration), 4.20%, 12/15/25	BBB+	100,000	102,004
			521,899
Georgia (4.9%)
Burke Cnty., Dev. Auth. Poll. Control Mandatory
Put Bonds (8/22/19), (GA Pwr. Co. (Plant Vogtle)),
1.85%, 12/1/49	A–	150,000	149,972
Gainesville & Hall Cnty., Dev. Auth. Edl. Fac. Rev.
Bonds, (Riverside Military Academy), 5.00%, 3/1/27	BBB–/F	100,000	108,839
Main St. Natural Gas, Inc. Gas Supply Rev. Bonds,
Ser. A, 5.00%, 5/15/21	A3	200,000	211,328
Main Street Natural Gas, Inc. Rev. Bonds, Ser. B,
5.00%, 3/15/21	A2	50,000	52,622
			522,761
Illinois (11.9%)
Chicago, G.O. Bonds, Ser. A, 4.00%, 1/1/24	BBB+	75,000	78,539
Chicago, Board of Ed. G.O. Bonds
Ser. E, 5.00%, 12/1/21	B+	50,000	52,653
(School Reform), Ser. A, NATL, zero %, 12/1/21	Baa2	100,000	93,273
Chicago, O’Hare Intl. Arpt. Rev. Bonds
Ser. C, 5.00%, 1/1/23	A	100,000	110,989
Ser. A, 5.00%, 1/1/22	A2	75,000	81,138
Chicago, Waste Wtr. Transmission Rev. Bonds,
Ser. C, 5.00%, 1/1/26	A	50,000	56,989
Chicago, Wtr. Wks Rev. Bonds, 5.00%, 11/1/30	A	100,000	115,854
IL State G.O. Bonds
5.00%, 2/1/26	Baa3	100,000	113,495
5.00%, 7/1/23	Baa3	50,000	55,079
Ser. D, 5.00%, 11/1/21	Baa3	150,000	160,476
Ser. A, 5.00%, 4/1/21	Baa3	100,000	105,329
IL State Fin. Auth. Rev. Bonds
(Presbyterian Homes Oblig. Group), Ser. A,
5.00%, 11/1/31	A–/F	100,000	115,289
(Riverside Hlth. Syst.), 5.00%, 11/15/22	A+	45,000	49,937
Railsplitter, Tobacco Settlement Auth. Rev. Bonds
5.25%, 6/1/21	A	20,000	21,340
5.25%, 6/1/20	A	50,000	51,698
			1,262,078

18 Intermediate-Term Municipal Income Fund

MUNICIPAL BONDS AND NOTES (99.7%)* cont.	Rating**	Principal amount	Value
Indiana (3.9%)
IN State Fin. Auth. Econ. Dev. Mandatory Put Bonds
(9/3/19), (Republic Svcs., Inc.), Ser. A, 2.10%, 5/1/34	BBB+	$300,000	$300,000
Whiting, Env. Fac. Mandatory Put Bonds (11/1/22),
(BP Products North America, Inc.), 5.00%, 11/1/45	A1	100,000	110,240
			410,240
Kentucky (2.4%)
KY State Econ. Dev. Fin. Auth. Rev. Bonds,
(Owensboro Hlth.), Ser. A, 5.00%, 6/1/20	Baa3	30,000	30,790
KY State Pub. Energy Auth. Gas Supply Mandatory
Put Bonds (1/1/25), Ser. B, 4.00%, 1/1/49	A1	200,000	219,666
			250,456
Maryland (0.8%)
MD Econ. Dev. Corp. Rev. Bonds, (Towson U.
Sr. Student Hsg.), 4.00%, 7/1/20	BBB	85,000	86,834
			86,834
Massachusetts (0.7%)
MA State Hlth. & Edl. Fac. Auth. Rev. Bonds,
(Partners Hlth. Care Syst.), 4.00%, 7/1/19	Aa3	15,000	15,028
MA State Tpk. Auth. Rev. Bonds, Ser. A, FGIC, 5.125%,
1/1/23 (Escrowed to maturity)	Aaa	50,000	54,646
			69,674
Michigan (1.1%)
MI State Fin. Auth. Rev. Bonds, (Local Govt. Loan
Program-Pub. Ltg. Auth.), Ser. B, 5.00%, 7/1/29	BB+	100,000	111,976
			111,976
Minnesota (4.3%)
Deephaven, Charter School Lease Rev. Bonds,
(Eagle Ridge Academy), Ser. A, 4.40%, 7/1/25	BB+	40,000	41,565
Duluth, COP, (Indpt. School Dist. No. 709)
Ser. B, 5.00%, 2/1/21	Aa2	300,000	315,554
Ser. A, 3.00%, 3/1/20	Ba2	100,000	100,532
			457,651
Mississippi (1.0%)
MS State Bus. Fin. Corp. Rev. Bonds, (System Energy
Resources, Inc.), 2.50%, 4/1/22	BBB+	100,000	100,675
			100,675
Missouri (1.0%)
Cape Girardeau Cnty., Indl. Dev. Auth. Rev.
Bonds, (SoutheastHEALTH Oblig. Group), Ser. A,
5.00%, 3/1/20	Baa3	100,000	102,135
			102,135
Nevada (0.2%)
Las Vegas, Special Assmt. Bonds, (Dist. No. 607
Local Impt.), 5.00%, 6/1/24	BBB–/P	20,000	21,515
			21,515
New Jersey (2.1%)
NJ State Econ. Dev. Auth. Rev. Bonds, Ser. B,
5.00%, 11/1/26	Baa1	100,000	117,033
NJ State Hlth. Care Fac. Fin. Auth. Rev. Bonds
5.00%, 9/15/23	Baa1	75,000	83,525
(Holy Name Med. Ctr.), 4.50%, 7/1/20	Baa2	25,000	25,693
			226,251

Intermediate-Term Municipal Income Fund 19

MUNICIPAL BONDS AND NOTES (99.7%)* cont.	Rating**	Principal amount	Value
New Mexico (0.9%)
Farmington, Poll. Control Mandatory Put Bonds
(10/1/21), (Public Svcs. Co. of NM), 1.875%, 4/1/33	BBB+	$100,000	$99,762
			99,762
New York (2.9%)
Metro. Trans. Auth. Rev. Bonds, (Green Bonds),
Ser. C-1, 4.00%, 11/15/32	A1	100,000	113,383
MTA Hudson Rail Yards Trust Oblig. Rev. Bonds,
Ser. A, 5.00%, 11/15/46	A2	70,000	71,019
TSASC, Inc. Rev. Bonds, Ser. A, 5.00%, 6/1/26	A	100,000	117,610
			302,012
Ohio (4.2%)
Carlisle, Local School Dist. G.O. Bonds,
(School Impt.), 4.00%, 12/1/31	AA	100,000	109,160
Hamilton Cnty., Hlth. Care Rev. Bonds,
(Life Enriching Cmntys.), 4.00%, 1/1/21	BBB–/F	50,000	51,291
Lorain Cnty., Port Auth. Econ. Dev. Facs. Rev. Bonds,
(Kendal at Oberlin), 5.00%, 11/15/23	A	50,000	56,343
OH State Hosp. Rev. Bonds, (U. Hosp. Hlth. Syst.),
Ser. A, 5.00%, 1/15/31	A2	100,000	116,894
Warren Cnty., Hlth. Care Fac. Rev. Bonds, (Otterbein
Homes Oblig. Group), Ser. A, 5.00%, 7/1/40	A	100,000	111,889
			445,577
Pennsylvania (12.3%)
Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds,
(Allegheny Hlth. Network Oblig. Group), Ser. A,
5.00%, 4/1/32	A	200,000	238,536
Chester Cnty., Indl. Dev. Auth. Student Hsg. Rev.
Bonds, (U. Student Housing, LLC), 3.00%, 8/1/19	Baa3	100,000	100,072
Cumberland Cnty., Muni. Auth. Rev. Bonds,
(Diakon Lutheran Social Ministries), 5.00%, 1/1/32	BBB+/F	100,000	112,131
East Hempfield Twp., Indl. Dev. Auth. Rev.
Bonds, (Millersville U. Student Hsg. & Svcs., Inc.),
5.00%, 7/1/30	Baa3	40,000	42,872
PA State COP, Ser. A, 5.00%, 7/1/30	A2	175,000	212,762
PA State Econ. Dev. Fin. Auth. Solid Waste Disp.
Mandatory Put Bonds (8/3/20), (Waste Mgt., Inc.),
Ser. A, 1.70%, 8/1/37	A–	200,000	199,840
PA State Hsg. Fin. Agcy. Rev. Bonds, Ser. 115A,
3.35%, 10/1/23	AA+	100,000	103,267
PA State Tpk. Comm. Rev. Bonds, Ser. B-1,
5.00%, 6/1/29	A3	100,000	119,555
Philadelphia, Auth for Indl. Dev. City Agreement Rev.
Bonds, (Cultural & Coml. Corridors Program), Ser. A,
5.00%, 12/1/23	A2	100,000	113,728
West Shore Area Auth. Rev. Bonds, (Messiah Village
Lifeways Oblig. Group), Ser. A, 5.00%, 7/1/25	BBB–/F	50,000	55,780
			1,298,543
Puerto Rico (1.2%)
Cmnwlth. of PR, Elec. Pwr. Auth. Rev. Bonds, Ser. VV,
NATL, 5.25%, 7/1/26	Baa2	115,000	124,102
			124,102

20 Intermediate-Term Municipal Income Fund

MUNICIPAL BONDS AND NOTES (99.7%)* cont.	Rating**	Principal amount	Value
South Carolina (1.0%)
SC State Pub. Svcs. Auth. Rev. Bonds,
(Santee Cooper), Ser. B, 5.00%, 12/1/38	A+	$100,000	$110,627
			110,627
Texas (16.4%)
Arlington, Higher Ed. Fin. Corp. Rev. Bonds,
(Uplift Ed.), Ser. A, PSFG
4.00%, 12/1/31	AAA	200,000	220,188
4.00%, 12/1/31	AAA	165,000	182,929
Central TX Regl. Mobility Auth. Rev. Bonds,
5.00%, 1/1/37	A–	200,000	234,436
Clifton, Higher Ed. Fin. Corp. Rev. Bonds,
(IDEA Pub. Schools), PSFG, 4.00%, 8/15/30	AAA	250,000	281,918
Dallas-Fort Worth, Intl. Arpt. Rev. Bonds, Ser. B,
4.50%, 11/1/45	A+	200,000	211,320
Harris Cnty., Cultural Ed. Fac. Fin. Corp. VRDN,
(The Methodist Hosp.), Ser. C-1, 2.19%, 12/1/24	A-1+	400,000	400,000
Houston, Arpt. Syst. Rev. Bonds, Ser. C,
5.00%, 7/15/20	BB	100,000	102,792
TX Private Activity Surface Trans. Corp. Rev. Bonds,
(LBJ Infrastructure), 7.00%, 6/30/40	Baa3	100,000	105,507
			1,739,090
Washington (1.0%)
WA State Hlth. Care Fac. Auth. Mandatory Put Bonds
(7/1/22), (Fred Hutchinson Cancer Research Ctr.),
Ser. B, 2.728%, 1/1/42	A+	100,000	100,993
			100,993
Wisconsin (1.1%)
Pub. Fin. Auth. Rev. Bonds, (Denver Intl. Arpt.
Great Hall), 5.00%, 9/30/25	BBB–	100,000	116,714
			116,714

TOTAL INVESTMENTS
Total investments (cost $10,258,633)			$10,549,022

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from December 1, 2018 through May 31, 2019 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $10,583,411.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications. If a security is insured, it will usually be rated by the ratings organizations based on the financial strength of the insurer. For further details regarding security ratings, please see the Statement of Additional Information.

Intermediate-Term Municipal Income Fund 21

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

### When-issued security (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $168,237 to cover the settlement of certain securities.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

On Mandatory Put Bonds, the rates shown are the current interest rates at the close of the reporting period and the dates shown represent the next mandatory put dates. Rates are set by remarketing agents and may take into consideration market supply and demand, credit quality and the current SIFMA Municipal Swap Index, 1 Month US LIBOR or 3 Month US LIBOR rates, which were 1.42%, 2.43% and 2.50%, respectively, as of the close of the reporting period.

The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.

The dates shown on debt obligations are the original maturity dates.

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

Transportation	17.4%
Health care	16.8
Local debt	13.3

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Municipal bonds and notes	$—	$10,549,022	$—
Totals by level	$—	$10,549,022	$—

The accompanying notes are an integral part of these financial statements.

22 Intermediate-Term Municipal Income Fund

Statement of assets and liabilities 5/31/19 (Unaudited)

ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $10,258,633)	$10,549,022
Cash	24,982
Interest and other receivables	117,968
Receivable for shares of the fund sold	371
Receivable for investments sold	25,000
Receivable from Manager (Note 2)	36,722
Prepaid assets	58,876
Total assets	10,812,941

LIABILITIES
Payable for purchases of delayed delivery securities (Note 1)	168,237
Payable for shares of the fund repurchased	3,295
Payable for custodian fees (Note 2)	4,112
Payable for investor servicing fees (Note 2)	2,039
Payable for Trustee compensation and expenses (Note 2)	1,204
Payable for administrative services (Note 2)	43
Payable for distribution fees (Note 2)	4,075
Payable for auditing and tax fees	36,715
Distributions payable to shareholders	3,204
Other accrued expenses	6,606
Total liabilities	229,530

Net assets	$10,583,411

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$10,234,723
Total distributable earnings (Note 1)	348,688
Total — Representing net assets applicable to capital shares outstanding	$10,583,411

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share ($9,010,933 divided by 858,168 shares)	$10.50
Offering price per class A share (100/96.00 of $10.50)*	$10.94
Net asset value and offering price per class B share ($58,118 divided by 5,533 shares)**	$10.50
Net asset value and offering price per class C share ($312,285 divided by 29,732 shares)**	$10.50
Net asset value and redemption price per class M share ($13,452 divided by 1,281 shares)	$10.50
Offering price per class M share (100/96.75 of $10.50)†	$10.85
Net asset value, offering price and redemption price per class R6 share
($427,368 divided by 40,701 shares)	$10.50
Net asset value, offering price and redemption price per class Y share
($761,255 divided by 72,514 shares)	$10.50

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Intermediate-Term Municipal Income Fund 23

Statement of operations Six months ended 5/31/19 (Unaudited)

INVESTMENT INCOME
Interest income	$146,420
Total investment income	146,420

EXPENSES
Compensation of Manager (Note 2)	22,556
Investor servicing fees (Note 2)	6,011
Custodian fees (Note 2)	3,066
Trustee compensation and expenses (Note 2)	256
Distribution fees (Note 2)	13,155
Administrative services (Note 2)	190
Reports to shareholders	6,735
Auditing and tax fees	25,578
Blue sky expense	47,970
Other	947
Fees waived and reimbursed by Manager (Note 2)	(80,090)
Total expenses	46,374
Expense reduction (Note 2)	(3,029)
Net expenses	43,345

Net investment income	103,075

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	75,063
Total net realized gain	75,063
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	320,948
Total change in net unrealized appreciation	320,948

Net gain on investments	396,011

Net increase in net assets resulting from operations	$499,086

The accompanying notes are an integral part of these financial statements.

24 Intermediate-Term Municipal Income Fund

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 5/31/19*	Year ended 11/30/18
Operations
Net investment income	$103,075	$250,715
Net realized gain (loss) on investments	75,063	(17,267)
Change in net unrealized appreciation (depreciation)
of investments	320,948	(177,115)
Net increase in net assets resulting from operations	499,086	56,333
Distributions to shareholders (Note 1):
From ordinary income
Taxable net investment income
Class A	(765)	(6,201)
Class B	(5)	(36)
Class C	(34)	(288)
Class M	(2)	(16)
Class R6	(37)	(147)
Class Y	(45)	(1,013)
From tax-exempt net investment income
Class A	(86,328)	(188,215)
Class B	(393)	(672)
Class C	(2,274)	(4,450)
Class M	(198)	(390)
Class R6	(4,728)	(1,499)
Class Y	(8,689)	(48,574)
From net realized long-term gain on investments
Class A	—	(13,782)
Class B	—	(69)
Class C	—	(618)
Class M	—	(28)
Class Y	—	(1,556)
Decrease from capital share transactions (Note 4)	(431,404)	(2,339,812)
Total decrease in net assets	(35,816)	(2,551,033)

NET ASSETS
Beginning of period	10,619,227	13,170,260
End of period	$10,583,411	$10,619,227

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Intermediate-Term Municipal Income Fund 25

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
											Ratio	Ratio of net
	Net asset		Net realized								of expenses	investment
	value,		and unrealized	Total from	From net	From		Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)	on investments	operations	income	on investments	distributions	of period	value (%)[a]	(in thousands)	(%)[b,c]	net assets (%)[c]	(%)
Class A
May 31, 2019**	$10.11	.10	.39	.49	(.10)	—	(.10)	$10.50	4.85*	$9,011	.44*	.98*	26*
November 30, 2018	10.26	.19	(.14)	.05	(.19)	(.01)	(.20)	10.11	.49	7,797.86		1.81	69
November 30, 2017	9.94	.17	.32	.49	(.17)	—	(.17)	10.26	4.94	11,308.85		1.65	91
November 30, 2016	10.19	.12	(.25)	(.13)	(.12)	—	(.12)	9.94	(1.28)	18,306.85		1.19	16
November 30, 2015	10.16	.12	.03	.15	(.12)	—	(.12)	10.19	1.50	14,206.85		1.19	1
November 30, 2014	9.81	.12	.35	.47	(.12)	—	(.12)	10.16	4.78	11,626.85		1.17	20
Class B
May 31, 2019**	$10.11	.07	.39	.46	(.07)	—	(.07)	$10.50	4.55*	$58	.74*	.68*	26*
November 30, 2018	10.26	.13	(.14)	(.01)	(.13)	(.01)	(.14)	10.11	(.11)	57	1.46	1.22	69
November 30, 2017	9.95	.11	.31	.42	(.11)	—	(.11)	10.26	4.21	61	1.45	1.07	91
November 30, 2016	10.19	.06	(.24)	(.18)	(.06)	—	(.06)	9.95	(1.78)	50	1.45	.58	16
November 30, 2015	10.16	.06	.03	.09	(.06)	—	(.06)	10.19	.89	40	1.45	.58	1
November 30, 2014	9.81	.06	.35	.41	(.06)	—	(.06)	10.16	4.16	50	1.45	.57	20
Class C
May 31, 2019**	$10.11	.06	.39	.45	(.06)	—	(.06)	$10.50	4.48*	$312	.82 *	.62*	26*
November 30, 2018	10.26	.11	(.14)	(.03)	(.11)	(.01)	(.12)	10.11	(.26)	383	1.61	1.07	69
November 30, 2017	9.94	.09	.32	.41	(.09)	—	(.09)	10.26	4.17	441	1.60	.92	91
November 30, 2016	10.19	.05	(.25)	(.20)	(.05)	—	(.05)	9.94	(2.02)	529	1.60	.44	16
November 30, 2015	10.16	.04	.03	.07	(.04)	—	(.04)	10.19	.74	385	1.60	.43	1
November 30, 2014	9.80	.04	.36	.40	(.04)	—	(.04)	10.16	4.11	63	1.60	.41	20
Class M
May 31, 2019**	$10.11	.09	.39	.48	(.09)	—	(.09)	$10.50	4.75*	$13	.57*	.88*	26*
November 30, 2018	10.26	.17	(.14)	.03	(.17)	(.01)	(.18)	10.11	.28	26	1.11	1.57	69
November 30, 2017	9.95	.14	.31	.45	(.14)	—	(.14)	10.26	4.57	24	1.10	1.42	91
November 30, 2016	10.19	.10	(.24)	(.14)	(.10)	—	(.10)	9.95	(1.43)	23	1.10	.93	16
November 30, 2015	10.16	.10	.03	.13	(.10)	—	(.10)	10.19	1.25	31	1.10	.92	1
November 30, 2014	9.80	.09	.36	.45	(.09)	—	(.09)	10.16	4.63	10	1.10	.91	20
Class R6
May 31, 2019**	$10.11	.11	.39	.50	(.11)	—	(.11)	$10.50	5.02*	$427	.28*	1.14*	26*
November 30, 2018†	10.13	.12	(.02)	.10	(.12)	—	(.12)	10.11	.95*	473	.29 *	1.26*	69
Class Y
May 31, 2019**	$10.11	.11	.39	.50	(.11)	—	(.11)	$10.50	4.99 *	$761	.32*	1.11*	26*
November 30, 2018	10.26	.21	(.14)	.07	(.21)	(.01)	(.22)	10.11	.75	1,884.61		2.06	69
November 30, 2017	9.94	.19	.32	.51	(.19)	—	(.19)	10.26	5.21	1,336.60		1.92	91
November 30, 2016	10.19	.15	(.25)	(.10)	(.15)	—	(.15)	9.94	(1.04)	817.60		1.49	16
November 30, 2015	10.16	.15	.03	.18	(.15)	—	(.15)	10.19	1.75	71.60		1.42	1
November 30, 2014	9.81	.14	.35	.49	(.14)	—	(.14)	10.16	5.04	61.60		1.41	20

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

26 Intermediate-Term Municipal Income Fund	Intermediate-Term Municipal Income Fund 27

Financial highlights cont.

* Not annualized.

† For the period May 22, 2018 (commencement of operations) to November 30, 2018.

** Unaudited.

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

c Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

				Percentage of average net assets
	5/31/19	11/30/18	11/30/17	11/30/16	11/30/15	11/30/14
Class A	0.76%	1.01%	1.07%	0.62%	0.88%	1.18%
Class B	0.76	1.01	1.07	0.62	0.88	1.18
Class C	0.76	1.01	1.07	0.62	0.88	1.18
Class M	0.76	1.01	1.07	0.62	0.88	1.18
Class R6	0.76	0.53	N/A	N/A	N/A	N/A
Class Y	0.76	1.01	1.07	0.62	0.88	1.18

28 Intermediate-Term Municipal Income Fund

Notes to financial statements 5/31/19 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from December 1, 2018 through May 31, 2019.

Putnam Intermediate-Term Municipal Income Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek as high a level of current income exempt from federal income tax as Putnam Management believes is consistent with preservation of capital. The fund invests mainly in bonds that pay interest that is exempt from federal income tax (but that may be subject to federal alternative minimum tax (AMT)). The fund normally maintains an average dollar-weighted maturity between three and ten years. The bonds Putnam Management invests in are mainly investment-grade in quality. Under normal circumstances, the fund invests at least 80% of the fund’s net assets in tax-exempt investments, which for purposes of this policy include investments paying interest subject to the federal AMT for individuals. This investment policy cannot be changed without the approval of the fund’s shareholders. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R6 and class Y shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. The expenses for class A, class B, class C and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee, and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses

Intermediate-Term Municipal Income Fund 29

unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

Securities purchased or sold on a when-issued or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable

30 Intermediate-Term Municipal Income Fund

to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At November 30, 2018, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$6,229	$11,032	$17,261

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $10,258,633, resulting in gross unrealized appreciation and depreciation of $296,492 and $6,103, respectively, or net unrealized appreciation of $290,389.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.590%	of the first $5 billion,	0.390%	of the next $50 billion,
0.540%	of the next $5 billion,	0.370%	of the next $50 billion,
0.490%	of the next $10 billion,	0.360%	of the next $100 billion and
0.440%	of the next $10 billion,	0.355%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.215% of the fund’s average net assets.

Putnam Management has contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through March 30, 2021, to the extent that total expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, payments under distribution plans, extraordinary expenses, payments under the fund’s investor servicing contract and acquired fund fees and expenses, but including payments under the

Intermediate-Term Municipal Income Fund 31

fund’s investment management contract) would exceed an annual rate of 0.52% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $5,841 as a result of this limit.

Putnam Management has also contractually agreed, through March 30, 2021, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $74,249 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R6, and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$5,174	Class R6	106
Class B	34	Class Y	460
Class C	224	Total	$6,011
Class M	13

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $3,029 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $8, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension

32 Intermediate-Term Municipal Income Fund

liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$10,951
Class B	1.00%	0.85%	243
Class C	1.00%	1.00%	1,904
Class M	1.00%	0.50%	57
Total			$13,155

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $338 and no monies from the sale of class A and class M shares, respectively, and received no monies in contingent deferred sales charges from redemptions of class B and class C shares.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$2,682,427	$3,196,990
U.S. government securities (Long-term)	—	—
Total	$2,682,427	$3,196,990

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 5/31/19		YEAR ENDED 11/30/18
Class A	Shares	Amount	Shares	Amount
Shares sold	150,562	$1,535,662	261,101	$2,655,908
Shares issued in connection with
reinvestment of distributions	8,118	83,905	13,976	142,147
	158,680	1,619,567	275,077	2,798,055
Shares repurchased	(71,685)	(736,273)	(606,106)	(6,143,875)
Net increase (decrease)	86,995	$883,294	(331,029)	$(3,345,820)

Intermediate-Term Municipal Income Fund 33

	SIX MONTHS ENDED 5/31/19		YEAR ENDED 11/30/18
Class B	Shares	Amount	Shares	Amount
Shares sold	—	$—	—	$—
Shares issued in connection with
reinvestment of distributions	19	199	43	443
	19	199	43	443
Shares repurchased	(72)	(741)	(431)	(4,449)
Net decrease	(53)	$(542)	(388)	$(4,006)

	SIX MONTHS ENDED 5/31/19		YEAR ENDED 11/30/18
Class C	Shares	Amount	Shares	Amount
Shares sold	604	$6,247	10,161	$104,412
Shares issued in connection with
reinvestment of distributions	221	2,285	494	5,032
	825	8,532	10,655	109,444
Shares repurchased	(8,953)	(93,365)	(15,783)	(160,537)
Net decrease	(8,128)	$(84,833)	(5,128)	$(51,093)

	SIX MONTHS ENDED 5/31/19		YEAR ENDED 11/30/18
Class M	Shares	Amount	Shares	Amount
Shares sold	—	$—	203	$2,059
Shares issued in connection with
reinvestment of distributions	19	191	43	434
	19	191	246	2,493
Shares repurchased	(1,303)	(13,535)	—	—
Net increase (decrease)	(1,284)	$(13,344)	246	$2,493

			FOR THE PERIOD 5/22/18
			(COMMENCEMENT OF OPERATIONS)
	SIX MONTHS ENDED 5/31/19		TO 11/30/18
Class R6	Shares	Amount	Shares	Amount
Shares sold	2,249	$22,957	46,629	$469,225
Shares issued in connection with
reinvestment of distributions	456	4,712	170	1,646
	2,705	27,669	46,799	470,871
Shares repurchased	(8,776)	(89,358)	(27)	(276)
Net increase (decrease)	(6,071)	$(61,689)	46,772	$470,595

	SIX MONTHS ENDED 5/31/19		YEAR ENDED 11/30/18
Class Y	Shares	Amount	Shares	Amount
Shares sold	28,398	$292,984	250,650	$2,568,279
Shares issued in connection with
reinvestment of distributions	667	6,902	4,916	49,963
	29,065	299,886	255,566	2,618,242
Shares repurchased	(142,979)	(1,454,176)	(199,413)	(2,030,223)
Net increase (decrease)	(113,914)	$(1,154,290)	56,153	$588,019

34 Intermediate-Term Municipal Income Fund

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value
Class B	1,051	19.00%	$11,036
Class M	1,074	83.84	11,277
Class R6	1,010	2.48	10,605

Note 5: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Intermediate-Term Municipal Income Fund 35

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

36 Intermediate-Term Municipal Income Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Janet C. Smith
	Katinka Domotorffy	Vice President,
Investment Sub-Advisor	Catharine Bond Hill	Principal Financial Officer,
Putnam Investments Limited	Paul L. Joskow	Principal Accounting Officer,
16 St James’s Street	Robert E. Patterson	and Assistant Treasurer
London, England SW1A 1ER	George Putnam, III
	Robert L. Reynolds	Susan G. Malloy
Marketing Services	Manoj P. Singh	Vice President and
Putnam Retail Management		Assistant Treasurer
100 Federal Street	Officers
Boston, MA 02110	Robert L. Reynolds	Mark C. Trenchard
	President	Vice President and
Custodian		BSA Compliance Officer
State Street Bank	Jonathan S. Horwitz
and Trust Company	Executive Vice President,	Nancy E. Florek
	Principal Executive Officer,	Vice President, Director of
Legal Counsel	and Compliance Liaison	Proxy Voting and Corporate
Ropes & Gray LLP		Governance, Assistant Clerk,
	Robert T. Burns	and Assistant Treasurer
Vice President and
	Chief Legal Officer	Denere P. Poulack
Assistant Vice President, Assistant
	James F. Clark	Clerk, and Assistant Treasurer
Vice President and
Chief Compliance Officer

This report is for the information of shareholders of Putnam Intermediate-Term Municipal Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

Electronic service requested

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Call Putnam at 1-800-225-1581.

SA119 317072 7/19

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: July 26, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: July 26, 2019

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: July 26, 2019